Exhibit 32

Certification of

Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Samuel L. Westover, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Sonic Innovations, Inc. for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Sonic Innovations, Inc.

Dated: March 15, 2007

/S/ SAMUEL L. WESTOVER
President and Chief Executive Officer
(Principal Executive Officer)

I, Michael M. Halloran, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Sonic Innovations, Inc. for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Sonic Innovations, Inc.

Dated: March 15, 2007

/S/ MICHAEL M. HALLORAN
Vice President and
Chief Financial Officer
(Principal Financial Officer)